                                                              EXHIBIT L
                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) promulgated under the Securities and Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D with respect to the shares of the Common Stock, par value $.20 per share, of Amati Communications Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto.


October 25, 1996                      QUANTUM INDUSTRIAL PARTNERS LDC

                                      By: /s/ Sean C. Warren
                                      Name:   Sean C. Warren
                                      Title:  Attorney-in-Fact



October 25, 1996                      S-C PHOENIX HOLDINGS, L.L.C.

                                      By: /s/ Sean C. Warren
                                      Name:   Sean C. Warren
                                      Title:  Manager



October 25, 1996                      QIH MANAGEMENT INVESTOR, L.P.


                                      By:  QIH Management, Inc.


                                      By: /s/ Sean C. Warren
                                      Name:   Sean C. Warren
                                      Title:  Vice President



October 25, 1996                      QIH MANAGEMENT, INC.

                                      By: /s/ Sean C. Warren
                                      Name:   Sean C. Warren
                                      Title:  Vice President

October 25, 1996                      WINSTON PARTNERS, L.P.

                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Attorney-in-Fact


October 25, 1996                      WINSTON PARTNERS II LDC


                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Attorney in Fact



October 25, 1996                      WINSTON PARTNERS II L.L.C.


                                      By:  Chatterjee Advisors L.L.C.,
                                           its manager


                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Manager



October 25, 1996                      CHATTERJEE MANAGEMENT COMPANY

                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Vice President



October 25, 1996                      CHATTERJEE ADVISORS L.L.C.

                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Manager

October 25, 1996                      CHATTERJEE FUND MANAGEMENT, L.P.

                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Attorney-in-Fact



October 25, 1996                      DR. PURNENDU CHATTERJEE


                                      By: /s/ Peter A. Hurwitz
                                      Name:   Peter A. Hurwitz
                                      Title:  Attorney-in-Fact



October 25, 1996                      MR. GEORGE SOROS


                                      By: /s/ Sean C. Warren
                                      Name:   Sean C. Warren
                                      Title:  Attorney-in-Fact